Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT SECTION 906 OF THE SARBANES-OXLEY ACT OF
2002

In connection with the Form 10-Q of Aksys, Ltd. (the “Company”) for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William C. Dow, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of Section 13 (a) or Section 15 (d) of the Securities and Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 9, 2004	By: /s/ William C. Dow
William C. Dow
President and Chief
Executive Officer